SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - April 22, 1998


                        FLORIDA PANTHERS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Delaware                    1-13173                 65-0676005
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(State or Other Jurisdiction of  (Commission   (IRS Employer Identification No.)
 Incorporation)                   File Number)


450 East Las Olas Boulevard, Fort Lauderdale, Florida                   33301
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     (Address of Principal Executive Offices)                        (Zip Code)


                                 (954) 712-1300
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              (Registrants Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

     On April 22, 1998, Florida Panthers Holdings, Inc. (the "Company") acquired The Edgewater Beach Hotel pursuant to a contribution and exchange agreement, dated as of March 31, 1998 (the "Contribution and Exchange Agreement"), by and among the Company, certain of the Company's affiliates, Resort Properties of Naples, Ltd., Resort Properties of Naples, Inc. and Perry E. Esping.

    Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Business Acquired

                           Not required.

                  (b)      Pro Forma Financial Information

                           Not required.

                  (c)      Exhibits

                           Exhibit No.                  Description
                           -----------        ----------------------------------
                           99.1               Press release dated April 22, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FLORIDA PANTHERS HOLDINGS, INC.


Date:    April 23, 1998                     By: WILLIAM M. PIERCE
                                            William M. Pierce
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer